Exhibit 10.7(i)

EIGHTH AMENDMENT TO LEASE AGREEMENT

THIS EIGHTH AMENDMENT TO LEASE AGREEMENT is made and entered into as of the 7th day of October, 2004, between RAINIER COMMONS, LLC, a Washington limited liability company (“Lessor”), and TULLY’S COFFEE CORPORATION, a Washington corporation (“Lessee”).

RECITALS

A. Pursuant to that certain Lease Agreement dated August 16, 1999, entered into between Kent Central, LLC (“KCL”) and Lessee, as modified by those certain amendments described in the attached Exhibit B (collectively, the “KCL Lease”), KCL agreed to lease to Lessee certain premises as further described in the Lease (the “Original Lease Premises”) on the real property located at 3100 Airport Way South, Seattle, Washington, which is legally described as set forth on the attached Exhibit A (the “Property”). On July 17, 2003, Lessor purchased the Property from KCL, and thereby assumed all of KCL’s rights and obligations under the Lease. Lessor and Lessee modified the lease by the Sixth Amendment to Lease Agreement dated as of June 26, 2003, which became effective upon the July 17, 2003 closing of the purchase of the Property from KCL (the “Sixth Amendment”) and further modified the lease by the Seventh Amendment to Lease Agreement dated as of July 23, 2004 (the “Seventh Amendment”). The KCL Lease, as modified by the Sixth Amendment and Seventh Amendment, is referred to herein as the Lease.

B. Lessor and Lessee have agreed to make certain modifications to the Lease on the terms and conditions set forth in this Eighth Amendment to Lease Agreement (the “Eighth Amendment”).

AGREEMENT

NOW, THEREFORE, in consideration of foregoing and the promises made below, and other good and valuable consideration, the parties agree as follows:

1. Definitions. Except as otherwise stated in this Eighth Amendment, terms which are defined in the Lease shall have the same meanings for this Eighth Amendment.

2. Amendments. Effective as provided herein, the Lease is hereby amended as follows:

2.1 Modifications of Premises. Lessor and Lessee wish to remove from the Tully’s Premises approximately 6,460 square feet of space as described on Exhibit E (the “Building 5 and Building 5A Space” and to add approximately 6,636 square feet of space as described on Exhibit E (the “Building 8 Level 4 Space”) to the Tully’s Premises, as follows:

a) Lessor shall make improvements to the Building 8 Level 4 Space as provided in Exhibit F (the “Building 8 Level 4 Improvements”). Lessor shall pay all costs and expenses related to the Building 8 Level 4 Improvements. Lessor shall complete the

Building 8 Level 4 Improvements as soon as reasonably practicable, but not later than October 31, 2004. Lessor shall notify Lessee in writing when the Building 8 Level 4 Improvements are completed (the “Building 8 Level 4 Availability Notice”) and shall provide Lessee with a copy of any required certificates of occupancy at that time.

b) Lessee shall inspect the Building 8 Level 4 Space within three business days after receiving the Building 8 Level 4 Availability Notice and the parties shall jointly prepare a punch list as to any omissions or defects in the Building 8 Level 4 Improvements requiring remedial action by Lessor. Lessor shall remedy the punch list items. The Building 8 Level 4 Space shall be added to the Tully’s Premises and removed from the Available Space, and may be occupied by Lessee, commencing on the later of (i) the date of Lessee’s inspection and (ii) the date of completion of remedial action for all punch list items that would otherwise have prevented occupancy.

c) Within fifteen business days after the Building 8 Level 4 Space is added to the Tully’s Premises, Lessee shall remove its property from the Building 5 and Building 5A Space. Lessee shall notify Lessor in writing when Lessee has completed the removal of its property (the “Building 5 and Building 5A Vacancy Notice”). The Building 5 and Building 5A Space shall be removed from the Tully’s Premises as of the date of the Building 5 and Building 5A Vacancy Notice, and thereafter the Building 5 and Building 5A Space shall be included in the Available Space. Lessee shall remove all of Lessee’s property from the Building 5 and Building 5A Space as provided herein, but shall not be required to make any other repairs or restoration to the Building 5 and Building 5A Space and Lessor shall otherwise accept the Building 5 and Building 5A Space “as is.”

d) The modification of the Tully’s Premises to include the Building 8 Level 4 Space and to exclude the Building 5 and Building 5A Space shall not result in any change to the amount of Rent and Monthly Operating Expenses payable by Lessee under the Lease,

2.2 Modified Premises. Exhibit C sets forth the Tully’s Premises as provided in the Sixth Amendment. Upon completion of the undertakings set forth in this Eighth Amendment, the Tully’s Premises shall be as set forth in Exhibit D. The square footage areas set forth in Exhibits C and Exhibit D are approximations accepted by the parties for purposes of administering the Lease and any remeasurement of these premises or recomputation of square footage shall not result in any change to the amount of Rent or Monthly Operating Expenses payable by Lessee under the Lease.

2.3 Nitrogen Tanks. Lessor consents to the placement by Lessee of a nitrogen storage tank on the Property (the “Tank”) at the location shown on Exhibit F attached hereto, and to connect the Tank to the nitrogen gas transmission lines on the Property, subject to the following:

a) Lessee shall be responsible for obtaining any permits required to have the storage tank on the Property and shall not place Tank on the Property until such permits are received.

b) Lessee shall pay to Lessor any increase in the cost of Lessor’s insurance as a result of the presence on the Property of the nitrogen tank.

c) In the event that at any time, the Tank is determined not to be in compliance with applicable hazardous materials, fire, safety or building codes and regulations (the “Codes”), Lessee shall take such remedial actions as may be required to bring the Tank in compliance with the Codes, or shall remove the Tank .

d) In the event that the location of the Tank interferes with Lessor’s proposed use of the Property, Lessee agrees to move the Tank to another location on the Property, as selected by Lessor, and meeting Lessee’s requirements, at Lessor’s cost, within thirty (30) days after Lessor notifies Lessee in writing that the Tanks interfere with Lessor’s proposed use of the Property and Lessor identifies the new location.

e) Lessee shall indemnify, defend, hold harmless and protect Lessor, its members, managers, employees, officers, agents, and representatives (hereinafter the “Indemnified Parties”) from and against any and all losses, costs, expenses (including reasonable attorneys’ fees), obligations, liabilities, claims (including but not limited to any claim for damage to property or injury or death of any persons), whether direct, contingent or consequential and no matter how arising, in any way related to or arising from the presence of the Tank on the Property, with counsel chosen by Lessor.

3. No Other Changes. Except as modified by this Eighth Amendment and as otherwise agreed upon herein, all other terms of the Lease, including without limitation all exhibits thereto, remain unchanged and in full force and effect.

4. Conflict and Construction; Definitions. In the event of any conflict between the terms of this Eighth Amendment and the terms of the Lease, the terms and provisions of this Eighth Amendment shall prevail. Capitalized terms not otherwise defined in this Eighth Amendment shall have the meanings set forth in the Lease.

5. Successor and Assigns. The terms and provisions of this Eighth Amendment shall bind and inure to the benefit of Lessor and Lessee and their respective successors and assigns. This Eighth Amendment may not be assigned by either party except in connection with an assignment of the Lease in accordance with the terms of the Lease.

6. Counterparts; Facsimile. This Eighth Amendment of Lease Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Executed counterparts may be executed and transmitted via facsimile and such version shall be deemed an original.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Eighth Amendment effective as the date set forth above.

LESSOR:		LESSEE:

RAINIER COMMONS, LLC		TULLY’S COFFEE CORPORATION

By:	/s/ Brett Goldfarb	By:	/s/ Kristopher S. Galvin
	Brett Goldfarb		KRISTOPHER S. GALVIN
Its:	Voting Member	Its:	EXECUTIVE VICE PRESIDENT

By:	/s/ Shimon Mizrahi
Shimon Mizrahi
Its:	Voting Member

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

On this 7th day of October, 2004, before me personally appeared BRETT GOLDFARB, the Voting Member of RAINIER COMMONS, LLC, who executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

[NOTARY SEAL OF PHILIP M. ROBERTS]	/s/ Philip M. Roberts
Philip M. Roberts (Print Name)
Notary Public in and for the State
of Washington, residing at Seattle
My Commission Expires: 3/15/06

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

On this 7th day of October, 2004, before me personally appeared SHIMON MIZRAHI, the Voting Member of RAINIER COMMONS, LLC, who executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

[NOTARY SEAL OF PHILIP M. ROBERTS]	/s/ Philip M. Roberts
Philip M. Roberts (Print Name)
Notary Public in and for the State
of Washington, residing at Seattle
My Commission Expires: 3/15/06

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

On this 7th day of October 2004, before me personally appeared KRISTOPHER S. GALVIN the Executive Vice President of TULLY’S COFFEE CORPORATION, who executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

[NOTARY SEAL OF PHILIP M. ROBERTS]	/s/ Philip M. Roberts
Philip M. Roberts (Print Name)
Notary Public in and for the State
of Washington, residing at Seattle
My Commission Expires: 3/15/06

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

PARCEL 2:

Lots 1 through 6, Block 233, Seattle Tidelands, in King County, Washington, as shown on the official maps on file in the Office of the Commissioner of Public Lands at Olympia, Washington;

TOGETHER WITH Lots 1 through 12, Block 17, Hanford’s Addition to South Seattle, according to the plat thereof recorded in Volume 1 of Plats, page 37, in King County, Washington;

TOGETHER WITH ALL of vacated alley in said Block 17, as vacated under City of Seattle Ordinance No. 38522;

TOGETHER WITH Lots 1 through 12, Block 16, Hanford’s Addition to South Seattle, according to the plat thereof recorded in Volume 1 of Plats, page 37, in King County, Washington;

TOGETHER WITH ALL of vacated alley in said Blocks 16, as vacated under City of Seattle Ordinance No. 38521;

TOGETHER WITH ALL of vacated South Winthrop Street between said Blocks 16 and 17, as vacated under City of Seattle Ordinance No. 38522;

TOGETHER WITH that portion of vacated South Hanford Street adjoining Block 16, as vacated under City of Seattle Ordinance No. 69571 and would attach by operation of law;

TOGETHER WITH that portion of vacated Tenth Avenue South, as vacated under City of Seattle Ordinance No. 95836, and described as follows:

BEGINNING at the intersection of the production south of the East line of Block 16 of said Plat of Hanford’s Addition to South Seattle and the Westerly right-of-way line of the Seattle Freeway (Primary State Highway No. 1); thence Northerly along said Westerly right-of-way line to the production east of the North line of Lot 12, Block 17 of said plat; thence West along said produced line to the East line of Block 17; thence South along said East line and the same produced and along the East line of Block 16 to the POINT OF BEGINNING; EXCEPT from the above described Parcel 2 any portion lying within the Northern Pacific Railway Company right-of-way; EXCEPT that portion as conveyed to the State of Washington for Primary State Highway No. 1 by deed recorded under Recording No. 6199964.

EXHIBIT B

AMENDMENTS TO THE LEASE AGREEMENT

AMENDMENTS TO THE ORIGINAL LEASE

1. First Lease Amendment dated December 17, 1999, entered into between KCL and Lessee;

2. Second Lease Amendment dated June 6, 2000, entered into between KCL and Lessee;

3. Third Lease Amendment dated November 7, 2000, entered into between KCL and Lessee;

4. Fourth Lease Amendment dated February 21, 2001, entered into between KCL and Lessee; and

5. Fifth Lease Amendment dated November 1, 2002, entered into between KCL and Lessee.

AMENDMENTS BETWEEN LESSEE AND LESSOR

1. Sixth Amendment to Lease Agreement dated as of June 26, 2003, entered into between Lessor and Lessee, and effective as of July 17, 2003

2. Seventh Amendment to Lease Agreement dated as of July 23, 2004, entered into between Lessor and Lessee

EXHIBIT C: PREMISES AFTER SIXTH LEASE AMENDMENT

Exhibit C to Sixth Amendment to Lease Agreement

LEVEL NUMBER
BLDG. NUMBER	BSMNT		LVL 1	LVL 2	LVL 3	LVL 4	LVL 5	LVL 6	LVL 7	LVL 8	S.F. PER BLDG	TULLY’S	COMMENTS
	AREA 1
24	*1632		1617	1632							3249	3,249
1			1358	1344							2702	2,702
2				2232							2232	2,232
3				3587							3587	3,587
	AREA 2
4				1295	1295						2590	1,295
5				1211	1198		1198	1179	1297		6083	2,396
5A				1828	1828		1826				5482	3,654
13			3033	1146							4179
12			1172								1172	1,172
23			586	586							1172	1,172
11			1348	1349							2697	2,697
10			1279	1278	504	1284					4345	2,557
19					1486			977			2463
20					458						458
21					2793		2793	2874		3107	11567
39											0
	AREA 3
22					5291	5291	5291	5289			21162
25				1062	5512	8854	8854	8854	8854	2047	44037	180	Rooftop space on SE corner containing cell lower
6				3921	4043	4025	3921				15910	11,989
7				4486	4381	4381	4489				17737
9			5244/3000	5106/2500							10350	5,500	Tully’s space: 3,000 on level 1. 2500 on level 2
8			6848	8397	8327	6636					30110	23,474
26			957								957	957
27											0
	AREA 4
14			5714	6978							12692	5,714
15			5668	5647							11315	5,068
16											0
100				3532							3532
S.F. PER LEVEL	*1632	*	29572	51421	37116	30471	28372	19173	10151	5154
TOTAL											221780
	NEW FLOOR INFILL
13 NEW FLOOR INFILL				1635
21 NEW FLOOR INFILL							320
22 NEW FLOOR INFILL						2838	2838	2838
TOTAL NEW FLOOR INFILL			0	1635	0	2838	3158	2838	0	0	10469
FLOOR INFILL	*1632	*	29572	53056	37116	33309	31530	22011	10151	5154
TOTAL											232249	80,115

xxx Highlighted areas represent the Tully’s Premises under Sixth Amendment

EXHIBIT D: PREMISES AFTER EIGHTH LEASE AMENDMENT

LEVEL NUMBER														COMMENTS
BLDG. NUMBER	BSMNT		LVL 1	LVL 2	LVL 3	LVL 4	LVL 5	LVL 6	LVL 7	LVL 8	S.F. PER BLDG.	TULLY’S after 6th Amendment	TULLY’S after 8th Amendment
	AREA 1
24	*1632	*	1,617	1,632							3,249	3,249	3,249
1			1,358	1,344							2,702	2,702	2,702
2				2,232							2,232	2,232	2,232
3				3,587							3,587	3,587	3,587
	AREA 2
4				1,295	1,295						2,590	1,295	1,295
5				1,211	1,198		1,198	1,179	1,297		6,083	2,396		Levels 3 and 5 of Bldg 5 removed from Tully’s premises under 8th Amendment
5A				1,828	1,828		1,826				5,482	3,654		Levels 3 and 5 of bldg 5A removed from Tully’s premises under 8th Amendment
13			3,033	1,146							4,179
12			1,172								1,172	1,172	1,172
23			586	586							1,172	1,172	1,172
11			1,348	1,349							2,697	2,697	2,697
10			410 / 8691	1,278	504	1,284					4,345	2,557	9,142
19					1,486			977			2,463
20					458						458
21					2,793		2,793	2,874		3,107	11,567
39
	AREA 3
22					5,291	5,291	5,291	5,289			21,162
25				1,062	5,512	8,854	8,854	8,854	8,854	2,047	44,037	100
6				3,921	4,043	4,025	3,921				15,910	11,989	11,989
7				4,486	4,381	4,381	4,489				17,737
9			5,244 / 3,000	5,106 / 2,500							10,350	5,500	5,500	Tully’s space: 3,000 on level 1, 2500 on level 2
8			6,840	8,307	8,327	6,636					30,110	23,474	30,110	Level 4, Bldg 8 added to Tully’s Premises under 8th Amendment. Total does not include area to be provided for relocated AWS equipment per 7th Amendment
26			957								957	957	957
27											—
	AREA 4
14			5,714	6,978							12,692	5,714	5,714
15			5,668	5,647							11,315	5,668	5,668
16											—
100				3,532							3,532
TOTAL											221,780
	NEW FLOOR INFILL
13 NEW FLOOR INFILL				1,635
21 NEW FLOOR INFILL							320
22 NEW FLOOR INFILL						2,838	2,838	2,838
TOTAL NEW FLOOR INFILL			—	1,635	—	2,838	3,158	2,838
FLOOR INFILL	0		—	1,635	—	2,838	3,158	2,838
TOTAL											232,249	80,115	80,191	Total does not include rooftop or interior space for Cell hardware as per Amendment 7 (relocated installation)

XXX	Part of this floor included in Tully’s Premises after 8th Amendment	XXX	Highlighted areas represent the Tully’s Premises under the Sixth Amendment
		XXX	Highlighted areas Tully’s Premises to be transferred to Rainier Commons under 8th Amendment
		XXX	Highlighted areas Rainier Commons Premises to be added to Tully’s Premises under the 8th Amendment

Exhibit E

Modifications to the Tully’s Premises Under the Eighth Amendment

Building 5 and Building 5A Space:

¡	The space, with an area of approximately 1,198 square feet, commonly referred to as level 3 in the building commonly referred to as Building 5

¡	The space, with an area of approximately 1,198 square feet, commonly referred to as level 5 in the building commonly referred to as Building 5

¡	The space, with an area of approximately 1,828 square feet, commonly referred to as level 3 in the building commonly referred to as Building 5A

¡	The space, with an area of approximately 1,826 square feet, commonly referred to as level 5 in the building commonly referred to as Building 5A

¡	The space, with an area of approximately 410 square feet, commonly referred to as the “Antigua conference room” on level 1 in the building commonly referred to as Building 10

Building 8 Level 4 Space:

¡	The space, with an area of approximately 6,636 square feet, commonly referred to as level 4 in the building commonly referred to as Building 8

Exhibit G

Nitrogen Bulk Storage Area

N
TULLY'S STORAGE
Building 8
DOCK OFFICE
Fenced Nitrogen Bulk Storage Area
UP
20'
16'-5"
16'-1"
17'
15'-10"

Exhibit F

Lessor Improvements to the Building 8 Level 4 Space

1)	Obtain any required permits

2)	Patch & repair wall surfaces to remain as required to receive new paint per plan,

3)	Paint all wall surfaces as required per plan.

4)	All interior partitions, penetrations and other openings shall be sealed, gasketed, or weather-stripped as required,

5)	Install recycled doors and windows per plan.

6)	Repair or replace damaged windows as required.

7)	Remove partitions per plan.

8)	Remove existing carpet and rubber base per plan.

9)	Treat all areas for existing mold issues.

10)	Install new commercial grade carpet and rubber base per Lessee-supplied specifications.

11)	Install new vinyl composition tile as indicated per plan per Lessee-supplied specifications.

12)	Provide all electrical upgrades for environmental controls i.e. HVAC per Lessee-supplied specifications.

13)	Provide HVAC system per Lessee-supplied specifications.

14)	Provide all electrical, upgrades as indicated per plan.

15)	Install all wiring required for communication systems.

16)	Repair or replace all restroom fixtures as required to provide working restrooms that shall include both hot and cold running water.

17)	Repair or replace all lighting fixtures as required. Install new lighting fixtures as required.

18)	Clean, repair or replace soiled or damaged ceiling tiles and grid.

19)	Upgrade ceiling grid to current seismic bracing codes as required by code.

20)	Provide racking system specified per Lessee as indicated for record storage area.

21)	Provide labor to relocate records from current location to new location as indicated per plan.

22)	Provide gas, venting for Cupping and R&D Room per Lessee-supplied specifications.

23)	Install fire alarm and suppression system to comply with all existing codes.

24)	Encapsalate all ACM (asbestos containing material) as approved by current codes

25)	Repair and refinish existing casework per Lessee-supplied specifications.

26)	Abate all lead as required by code.

27)	Clean and repair existing floors as indicated per plan.

28)	Complete any required inspections and obtain certificates of occupancy

Page 13